EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES

CODE, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned, as principal executive officer and principal financial officer of Galena Biopharma, Inc. (the “Company”), does hereby certify that to such officer’s knowledge:

(1) the Company’s Form 10-K for the period ended December 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Company’s Form 10-K for the period ended December 31, 2011 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark J. Ahn

Mark J. Ahn, Ph.D. President and Chief Executive Officer (Principal Executive Officer)

/s/ Kwang S. Lee

Kwang S. Lee
Vice President, Finance and Principal Accounting Officer (Principal Financial Officer)

Date: March 28, 2012